                                                               EXECUTION VERSION


                         CERTAIN MUTUAL FUNDS MANAGED BY
                  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.




                          TERMINATION, REPLACEMENT AND
                              RESTATEMENT AGREEMENT
                            DATED AS OF APRIL 7, 2005
                                   RELATING TO


                                CREDIT AGREEMENT
                           DATED AS OF APRIL 11, 2002



                          1,100,000,000 CREDIT FACILITY



                            JPMORGAN CHASE BANK, N.A.
                             AS ADMINISTRATIVE AGENT

                          J. P. MORGAN SECURITIES INC.,
                          LEAD ARRANGER AND BOOKRUNNER

                        STATE STREET BANK AND TRUST CO.,
                             LLOYDS TSB BANK PLC AND
                             CALYON NEW YORK BRANCH,
                              CO-SYNDICATION AGENTS

      TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (this "TRR AGREEMENT") dated as of April 7, 2005, among (i) the undersigned registered investment companies (each, a "FUND", and collectively, the "FUNDS"), each of which is executing this TRR Agreement on behalf of itself, or, if applicable, certain of its investment portfolios set forth beneath such Fund's name on the signature pages hereon (each of which Funds or investment portfolios, as the case may be, is, individually, a "BORROWER" and collectively, the "BORROWERS"), (ii) the several banks and other financial institutions from time to time parties to this TRR Agreement (as defined below, the "LENDERS") and (iii) JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders hereunder (in such capacity, the "ADMINISTRATIVE AGENT");

      WHEREAS, certain of the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of April 11, 2002 (as amended, including without limitation as amended by that certain Termination, Replacement and Restatement Agreement dated as of April 10, 2003, that certain Termination, Replacement and Restatement Agreement dated as of April 8, 2004 (the "ORIGINAL CLOSING DATE") and that certain Designation of New Borrower and Amendment to Credit Agreement dated February 15, 2005, the "ORIGINAL CREDIT AGREEMENT");

      WHEREAS, the Original Credit Agreement is to be terminated as provided herein; and

      WHEREAS, the Lenders and the Administrative Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace the Original Credit Agreement with a new credit agreement as provided herein.

      NOW, THEREFORE, in consideration of the mutual agreements contained in this TRR Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  TERMINATION, REPLACEMENT AND RESTATEMENT.

      Subject to the conditions set forth in Section 3 hereof:

      (a) The Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the "NEW CREDIT AGREEMENT") identical in form and substance to the Original Credit Agreement except as expressly set forth below. (The terms of such Original Credit Agreement, a copy of which is attached hereto as Exhibit A, shall be deemed to be incorporated by reference herein, but modified as expressly set forth below.) Capitalized terms used but not defined herein shall have the meanings given them in the New Credit Agreement.

      (b) The preamble of the New Credit Agreement shall read as follows:

                  "AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 7,
            2005 (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement") among (i) the registered investment companies listed on Schedule I hereto (each, a "Fund", and collectively, the "Funds"), each of which is executing this Agreement on behalf of itself, or, if applicable, certain of its respective investment portfolios set forth beneath such Fund's name on Schedule I hereto (each of which Funds or investment portfolios, as the case may be, is, individually, a "Borrower" and, collectively, the "Borrowers"), (ii) the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders") and (iii) JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as a Lender and as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent");"

      (c) Section 1 (Defined Terms) of the New Credit Agreement shall be amended or added as follows:

            (i) The definition of "Aggregate Commitment shall be amended and restated to read in its entirety as follows:

                  "`Aggregate Commitment': the total of all Commitments of all
            Lenders, as may be reduced from time to time in the accordance with the terms of this Agreement. On the Closing Date at the time of closing, the Aggregate Commitment shall be equal to $1,100,000,000."

            (ii) The following definition shall be added in its properly alphabetical order:

                  "`JPMorgan Chase': JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank).

            (iii) The definition of "Termination Date" shall be amended and restated to read in its entirety as follows:

                  "`Termination Date': April 6, 2006, or such earlier date on which the Commitments shall terminate as provided herein."

      (d) Section 2.3(a) (Fees) of the New Credit Agreement shall be amended and restated to read in its entirety as follows:

                  "2.3 Fees. (a) Each Borrower severally, and neither jointly nor jointly and severally, agrees to pay to the Administrative Agent for the account of each Lender such Borrower's Pro Rata Allocation (as adjusted from time to time in accordance with the terms hereof) of a commitment fee ("Commitment Fee") during the period which shall begin on the first day of the Commitment Period and shall extend to the Termination Date, which Commitment Fee shall be a quarterly fee, computed at the rate of 0.08% per annum on the average daily amount of the Available Commitments during each calendar quarter. Such Commitment Fee shall be payable quarterly in arrears on the last Business Day of each March, June, September and December and on the Termination Date, commencing on the first of such dates to occur after the date hereof. Solely for the purpose of calculating the Commitment Fee, Swing Line Loans will not be deemed a utilization of the Aggregate Commitments of all Lenders."

      (e) Section 9.10(b)(i) of the New Credit Agreement shall be amended and restated to read in its entirety as follows:

                  (b)(i) For purposes of this Section, "Confidential
            Information" shall mean all information received from any of the Funds, the Borrowers or Deutsche IMA relating to any of them or their business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis other than as a result of a breach of this Agreement. Each of the Administrative Agent and each Lender agrees to maintain the confidentiality of, and not to use the Confidential Information (including by disclosing, trading or making investment recommendations based on the Confidential Information), provided however, that Confidential Information may be disclosed (i) to its and its Affiliates' directors, officers, employees and agents, including without limitation accountants, legal counsel and other advisors for purposes relating to the transactions contemplated by this Agreement or for conducting legitimate audits (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and will have agreed to keep such Confidential Information confidential), (ii) to the extent requested by any legal or regulatory authority having or claiming jurisdiction over such Person, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement for purposes relating to the transactions contemplated hereby, (v) in connection with (but only as such Confidential Information relates to) (x) the exercise of any remedies hereunder or (y) any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section 9.10, to any Assignee or Participant or any prospective Assignee or Participant, or any actual or proposed contractual counterparty (or its advisors) to any securitization, hedge, or other derivative transaction relating to the parties' obligations hereunder, which executes such agreement, or (vii) with the consent of the Borrowers. Any Person required to maintain the confidentiality of Confidential Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

      (f) SCHEDULES I, II, III AND IV of the New Credit Agreement shall be in the form of SCHEDULES I, II, III AND IV to this TRR Agreement.

      (g) Each of the Administrative Agent, the Lenders and the Borrowers acknowledge that the following borrowers (the "NEW BORROWERS") were not parties to the Original Credit Agreement:

                        Scudder Commodity Securities Fund
                  (a portfolio of SCUDDER INSTITUTIONAL FUNDS)

                           Scudder Lifecycle Long Fund
                   (a portfolio of SCUDDER ADVISOR FUNDS III)

                           Scudder Lifecycle Mid Fund
                     (a portfolio of SCUDDER ADVISOR FUNDS)

                          Scudder Lifecycle Short Fund
                     (a portfolio of SCUDDER ADVISOR FUNDS)

For the avoidance of doubt, each reference to "Borrower" or "Borrowers" in the New Credit Agreement shall be deemed to include the New Borrowers, and each of the New Borrowers agrees to be bound by the terms and conditions of the New Credit Agreement in all respects as a Borrower thereunder; PROVIDED, HOWEVER, that no New Borrower shall be liable, solely by execution of this TRR Agreement, for any obligation incurred by the Borrowers or any individual Borrower before the Effective Date (as defined herein).

SECTION 2.  REPRESENTATIONS AND WARRANTIES.

      To induce the Administrative Agent and the Lenders to enter into this TRR Agreement and to make the Loans (as defined in the New Credit Agreement), each Fund on behalf of itself and each Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows (it being agreed that each Fund represents and warrants only to matters with respect to itself and, if applicable, each investment portfolio thereof that is a Borrower, and each Borrower represents and warrants only to matters with respect to itself):

      (a) This TRR Agreement and the New Credit Agreement have been duly authorized and, in the case of this TRR Agreement, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

      (b) The representations and warranties set forth in Section 3 of the New Credit Agreement are true and correct in all material respects on the date hereof with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

      (c) Before and after giving effect to this TRR Agreement, no Default has occurred and is continuing.

SECTION 3.  CONDITIONS TO EFFECTIVENESS.

      This TRR Agreement and the New Credit Agreement, including the agreement of each Lender to make Loans thereunder, shall become effective as of the date hereof (the "EFFECTIVE DATE") upon the occurrence of the following conditions precedent (which shall be deemed to satisfy Section 4.1 of the New Credit Agreement):

      (a) The Administrative Agent shall have received counterparts of this TRR Agreement which, when taken together, bear the signatures of all the parties hereto.

      (b) The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of counsel for the Borrowers referring to this TRR Agreement and the New Credit Agreement, (i) dated the date hereof,
(ii) addressed to the Administrative Agent and the Lenders, and (iii) covering such other matters relating to this TRR Agreement and the transactions hereunder and under the New Credit Agreement as the Administrative Agent or its counsel shall reasonably request, and the Borrowers hereby instruct their counsel to deliver such opinion.

      (c) All legal matters incident to this TRR Agreement, the New Credit Agreement and the borrowings and extensions of credit hereunder shall be satisfactory to the Lenders and to Pryor Cashman Sherman & Flynn LLP, counsel for the Administrative Agent.

      (d)   The Administrative Agent shall have received on the date hereof:

            (i) a certificate of the Secretary, Assistant Secretary, Treasurer or Assistant Treasurer of each Fund dated the date hereof and certifying that attached thereto are true and correct copies of the following: (A) resolutions duly adopted by the Board of Trustees or Directors, as the case may be, of each such Fund on its own behalf or, if applicable, on behalf of each investment portfolio thereof that is a Borrower, authorizing this TRR Agreement and the execution, delivery and performance of this TRR Agreement and the borrowings under the New Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect; (B) if not a party to the Original Credit Agreement, each Fund's Declaration of Trust or Articles of Incorporation, as the case may be, or if a party to the Original Credit Agreement, any amendments since the Original Closing Date to such Fund's Declaration of Trust or Articles of Incorporation, as the case may be; (C) if not a party to the Original Credit Agreement, each Fund's By-laws, or if a party to the Original Credit Agreement, any amendments since the Original Closing Date to such Fund's By-laws; (D) if not a party to the Original Credit Agreement, each Fund's Investment Management Agreement, or if a party to the Original Credit Agreement, any amendments since the Original Closing Date to such Fund's Investment Management Agreement; (E) if not a party to the Original Credit Agreement, each Fund's Custodian Agreement, or if a party to the Original Credit Agreement, any amendments since the Original Closing Date to such Fund's Custodian Agreement; (F) each Fund's most recent Prospectus; (G) each Fund's most recent

      Statement of Additional Information; (H) each Fund's most recent annual financial report; and (I) each Fund's most recent semi-annual financial report;

            (ii) a certificate of the Secretary or Assistant Secretary of each Fund dated the date hereof and certifying as to the incumbency and specimen signature of each officer executing this TRR Agreement, the New Credit Agreement or any other document delivered in connection herewith on behalf of each such Fund;

            (iii) a certificate of another officer as to the incumbency and specimen signature of the officer executing the certificates pursuant to
      (ii) above; and

            (iv) such other documents as the Lenders or counsel for the Administrative Agent may reasonably request.

      (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of pocket expenses required to be reimbursed or paid by the Borrowers or Funds hereunder.

SECTION 4.  APPLICABLE LAW.

      THIS TRR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

SECTION 5.  COUNTERPARTS.

      This TRR Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

SECTION 6.  EXPENSES.

      Each Borrower agrees, severally and neither jointly nor jointly and severally, to reimburse the Administrative Agent, in accordance with such Borrower's Pro Rata Allocation (as defined in the New Credit Agreement), for the Administrative Agent's out-of-pocket expenses in connection with this TRR Agreement not yet paid pursuant to Section 3(e) hereof, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 7.  WAIVER.

      The Lenders hereby acknowledge that the following Borrowers under the Original Credit Agreement transferred all of their assets and liabilities to certain of their Affiliates during the term thereof:

                  Scudder Asset Management Portfolio
                  Scudder Asset Management Portfolio II
                  Scudder Asset Management Portfolio III

The Lenders hereby waive any violation of Sections 6.5 or 6.8 of the Original Credit Agreement which may have arisen as a result of the events described in this Section 7, except with respect to any potential violations of the 1940 Act or other Applicable Law.


        [Remainder of page intentionally blank; signature pages follow.]

            IN WITNESS WHEREOF, the parties hereto have caused this TRR Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                              JPMORGAN CHASE BANK, N.A.
                              as Administrative Agent and as a Lender



                              By:____________________________
                              Name:
                              Title:

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             SCUDDER CASH INVESTMENT TRUST;

                             SCUDDER FUNDS TRUST, on behalf of
                               Scudder Short Term Bond Fund;

                             SCUDDER INCOME TRUST, on behalf of
                               Scudder GNMA Fund;

                             INVESTMENT TRUST, on behalf of
                               Scudder Growth and Income Fund,
                               Scudder Large Company Growth Fund,
                               Scudder Small Company Stock Fund, and
                               Scudder Capital Growth Fund;

                             SCUDDER PORTFOLIO TRUST, on behalf of
                               Scudder Income Fund;

                             SCUDDER MUTUAL FUNDS, INC., on behalf of
                               Scudder Gold and Precious Metals Fund;

                             SCUDDER U.S. TREASURY MONEY FUND;

                             SCUDDER SECURITIES TRUST, on behalf of
                               Scudder Development Fund,
                               Scudder Health Care Fund, and
                               Scudder Small Company Value Fund;

                             SCUDDER TAX FREE MONEY FUND;

                             SCUDDER MONEY MARKET TRUST, on behalf of
                               Scudder Money Market Series;

                             SCUDDER PATHWAY SERIES, on behalf of
                               Pathway Moderate Portfolio,
                               Pathway Conservative Portfolio,
                               Pathway Growth Plus Portfolio, and
                               Pathway Growth Portfolio;

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             SCUDDER VARIABLE SERIES I, on behalf of
                               Balanced Portfolio,
                               Bond Portfolio,
                               Capital Growth Portfolio,
                               Global Discovery Portfolio,
                               Growth and Income Portfolio,
                               International Portfolio,
                               Money Market Portfolio,
                               21st Century Growth Portfolio, and
                               Health Sciences Portfolio;

                             SCUDDER MUNICIPAL TRUST, on behalf of
                               Scudder Managed Municipal Bond Fund, and
                               Scudder High Yield Tax Free Fund;

                             GLOBAL/INTERNATIONAL FUND, INC., on behalf of
                               Scudder Emerging Markets Income Fund,
                               Scudder Global Fund,
                               Scudder Global Bond Fund, and
                               Scudder Global Discovery Fund;

                             SCUDDER STATE TAX FREE TRUST, on behalf of
                               Scudder Massachusetts Tax Free Fund;

                             SCUDDER TAX FREE TRUST, on behalf of
                               Scudder Intermediate Tax/AMT Free Fund;

                             VALUE EQUITY TRUST, on behalf of
                               Scudder Select 500 Fund, and
                               Scudder Tax Advantaged Dividend Fund;

                             SCUDDER INTERNATIONAL FUND, INC., on behalf of
                               Scudder Emerging Markets Fund (formerly Scudder
                                 Emerging Markets Growth Fund),
                               Scudder Greater Europe Fund (formerly Scudder
                                 Greater Europe Growth Fund),
                               Scudder International Fund,
                               Scudder Latin America Fund, and
                               Scudder Pacific Opportunities Fund;

                             THE BRAZIL FUND, INC.;

                             THE KOREA FUND, INC.;

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             SCUDDER NEW ASIA FUND, INC.;

                             SCUDDER GLOBAL HIGH INCOME FUND, INC.

                             SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.

                             CASH ACCOUNT TRUST, on behalf of
                               Money Market Portfolio,
                               Government & Agency Securities Portfolio, and
                                 Tax-Exempt Portfolio;

                             CASH EQUIVALENT FUND, on behalf of
                               Money Market Portfolio,
                               Government & Agency Securities Portfolio, and Tax-Exempt Portfolio;

                             INVESTORS CASH TRUST, on behalf of
                               Government & Agency Securities Portfolio, and Treasury Portfolio;

                             INVESTORS MUNICIPAL CASH FUND, on behalf of
                               Investors Florida Municipal Cash Fund,
                               Investors New Jersey Municipal Cash Fund,
                               Investors Michigan Municipal Cash Fund,
                               Investors Pennsylvania Municipal Cash Fund, and Tax-Exempt New York Money Market Fund;

                             SCUDDER AGGRESSIVE GROWTH FUND;

                             SCUDDER BLUE CHIP FUND;

                             SCUDDER HIGH INCOME SERIES, on behalf of
                               Scudder High Income Fund;

                             SCUDDER PORTFOLIOS, on behalf of
                               Scudder Cash Reserves Fund;

                             SCUDDER STATE TAX-FREE INCOME SERIES, on behalf of
                               Scudder CA Tax-Free Income Fund, and
                               Scudder NY Tax-Free Income Fund;

                             SCUDDER STRATEGIC INCOME FUND;

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             SCUDDER TECHNOLOGY FUND;

                             SCUDDER TOTAL RETURN FUND;

                             SCUDDER U.S. GOVERNMENT SECURITIES FUND;

                             SCUDDER FOCUS VALUE PLUS GROWTH FUND;

                             TAX-EXEMPT CA MONEY MARKET FUND;

                             SCUDDER MONEY FUNDS, on behalf of
                               Scudder Money Market Fund,
                               Scudder Government & Agency Money Fund, and
                               Scudder Tax-Exempt Money Fund;

                             SCUDDER YIELDWISE FUNDS, on behalf of
                               Scudder YieldWise Money Fund,
                               Scudder YieldWise Government & Agency Money Fund,
                                 and
                               Scudder YieldWise Municipal Money Fund;

                             SCUDDER EQUITY TRUST, on behalf of
                               Scudder-Dreman Financial Services Fund;

                             SCUDDER INVESTORS TRUST, on behalf of
                               Scudder S&P 500 Stock Fund;

                             SCUDDER TARGET FUND, on behalf of
                               Scudder Target 2010 Fund,
                               Scudder Target 2011 Fund,
                               Scudder Target 2012 Fund,
                               Scudder Target 2013 Fund,
                               Scudder Target 2014 Fund (Formerly Scudder
                                 Retirement Fund - Series V),
                               Scudder Retirement Fund - Series VI, and
                               Scudder Retirement Fund - Series VII;

                               SCUDDER VALUE SERIES, INC., on behalf of
                                 Scudder Large Cap Value Fund,
                                 Scudder-Dreman High Return Equity Fund, and
                                 Scudder-Dreman Small Cap Value Fund;

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             SCUDDER VARIABLE SERIES II, on behalf of
                               Scudder Aggressive Growth Portfolio,
                               Scudder Blue Chip Portfolio,
                               Scudder Large Cap Value Portfolio (formerly
                               Scudder Contrarian Value Portfolio),
                               Scudder Global Blue Chip Portfolio, Scudder
                                 Government & Agency Securities Portfolio,
                               Scudder Growth Portfolio,
                               Scudder High Income Portfolio,
                               Scudder International Select Equity Portfolio, Scudder Fixed Income Portfolio,
                               Scudder Money Market Portfolio,
                               Scudder Small Cap Growth Portfolio,
                               Scudder Strategic Income Portfolio,
                               Scudder Technology Growth Portfolio,
                               Scudder Total Return Portfolio,
                               Scudder Conservative Income Strategy Portfolio, Scudder Growth and Income Strategy Portfolio, Scudder Growth Strategy Portfolio,
                               Scudder Income and Growth Strategy Portfolio, Scudder Templeton Foreign Value Portfolio, Scudder Mercury Large Cap Core Portfolio,
                               SVS Index 500 Portfolio,
                               SVS Dreman Financial Services Portfolio,
                               SVS Dreman High Return Equity Portfolio,
                               SVS Dreman Small Cap Value Portfolio,
                               SVS Janus Growth Opportunities Portfolio,
                               SVS MFS Strategic Value Portfolio,
                               SVS Invesco Dynamic Growth Portfolio,
                               SVS Turner Mid Cap Growth Portfolio,
                               SVS Oak Strategic Equity Portfolio,
                               SVS Davis Venture Value Portfolio,
                               SVS Eagle Focused Large Cap Growth Portfolio, SVS Janus Growth and Income Portfolio, and
                               SVS Focus Value+Growth Portfolio;

                             SCUDDER MUNICIPAL INCOME TRUST;

                             SCUDDER STRATEGIC MUNICIPAL INCOME TRUST;

                             SCUDDER INTERMEDIATE GOVERNMENT AND AGENCY TRUST;

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             SCUDDER MG INVESTMENTS TRUST, on behalf of
                               Scudder Fixed Income Fund,
                               Scudder Short Duration Fund,
                               Scudder Short Term Municipal Bond Fund,
                               Scudder Micro Cap Fund, and
                               Scudder International Select Equity Fund;

                             SCUDDER ADVISOR FUNDS III, on behalf of
                               Scudder Lifecycle Long Fund (former "feeder" to
                                 Scudder Asset Management Portfolio);

                             SCUDDER CASH MANAGEMENT PORTFOLIO;

                             SCUDDER EQUITY 500 INDEX PORTFOLIO;

                             SCUDDER INTERNATIONAL EQUITY PORTFOLIO;

                             SCUDDER TREASURY MONEY PORTFOLIO;

                             SCUDDER INVESTMENTS VIT FUNDS, on behalf of
                               Scudder Small Cap Index Fund,
                               Scudder EAFE Index Fund,
                               Scudder Equity 500 Index Fund; and
                               Scudder Real Estate Securities Portfolio

                             SCUDDER INVESTMENT PORTFOLIOS, on behalf of
                               EAFE Equity Index Portfolio,
                               PreservationPlus Income Portfolio, and
                               US Bond Index Portfolio;

                             SCUDDER ADVISOR FUNDS, on behalf of
                               Lifecycle Mid Fund (former "feeder" to Scudder
                                 Asset Management Portfolio II),
                               Lifecycle Short Fund (former "feeder" to Scudder
                                 Asset Management Portfolio III),
                               Scudder Mid Cap Fund,
                               NY Tax Free Money Fund Investment,
                               Scudder Small Cap Fund, and
                               Tax Free Money Fund Investment;

                             SCUDDER INSTITUTIONAL FUNDS, on behalf of
                               Daily Assets Fund Institutional, and
                               Scudder Commodity Securities Fund;

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             SCUDDER FLAG INVESTORS COMMUNICATIONS FUND, INC.;

                             SCUDDER FLAG INVESTORS VALUE BUILDER FUND, INC.;

                             SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND, INC.;

                             CASH RESERVE FUND, INC., on behalf of
                               Prime Series,
                               Treasury Series, and
                               Tax-free Series;

                             SCUDDER INVESTORS FUNDS, INC., on behalf of
                               Scudder Japanese Equity Fund;

                             SCUDDER RREEF SECURITIES TRUST, on behalf of
                               RREEF Real Estate Securities Fund;

                             SCUDDER RREEF REAL ESTATE FUND, INC.; and

                             SCUDDER RREEF REAL ESTATE FUND II, INC.


                             By:
                                ---------------------------
                             Name:
                             Title*:

                             *(The above-signed officer holds this office with each of the above-referenced funds)

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             STATE STREET BANK AND TRUST CO.



                             By:
                                ---------------------------
                             Name:
                             Title:

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             CALYON NEW YORK BRANCH



                             By:
                                ---------------------------
                             Name:
                             Title:


                             By:
                                ---------------------------
                             Name:
                             Title:

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             LLOYDS TSB BANK PLC



                             By:
                                ---------------------------
                             Name:
                             Title:


                             By:
                                ---------------------------
                             Name:
                             Title:

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             BANK OF AMERICA, N.A.



                             By:
                                ---------------------------
                             Name:
                             Title:

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             CITIBANK, N.A.



                             By:
                                ---------------------------
                             Name:
                             Title:

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             HSBC BANK USA, NATIONAL ASSOCIATION



                             By:
                                ---------------------------
                             Name:
                             Title:

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             SOCIETE GENERALE NEW YORK BRANCH



                             By:
                                ---------------------------
                             Name:
                             Title:

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             BANK OF MONTREAL



                             By:
                                ---------------------------
                             Name:
                             Title:

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             THE ROYAL BANK OF SCOTLAND PLC

                             By: Greenwich Capital Markets, Inc., as
                                 agent for The Royal Bank of Scotland plc


                                 By:
                                    ---------------------------
                                 Name:
                                 Title:

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             BNP PARIBAS



                             By:
                                ---------------------------
                             Name:
                             Title:


                             By:
                                ---------------------------
                             Name:
                             Title:

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             AUSTRALIA AND NEW ZEALAND BANKING
                             GROUP LIMITED



                             By:
                                ---------------------------
                             Name:
                             Title:

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             MELLON BANK N.A.



                             By:
                                ---------------------------
                             Name:
                             Title:

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             NATIONAL AUSTRALIA BANK LTD.



                             By:
                                ---------------------------
                             Name:
                             Title:

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             NORDDEUTSCHE LANDESBANK
                             GIROZENTRALE, NEW YORK BRANCH



                             By:
                                ---------------------------
                             Name:
                             Title:


                             By:
                                ---------------------------
                             Name:
                             Title:

                           JPMORGAN CHASE/DEUTSCHE IMA
                                   APRIL 2005
                               TRR SIGNATURE PAGE


                             SVENSKA HANDELSBANKEN



                             By:
                                ---------------------------
                             Name:
                             Title:


                             By:
                                ---------------------------
                             Name:
                             Title:

                                   SCHEDULE I


                                                       DESIGNATED
                                                      BORROWERS* &
                                                     BORROWER ASSET
BORROWER NAME                                        COVERAGE RATIO     ALLOCATION
-------------                                        --------------     ----------

SCUDDER CASH INVESTMENT TRUST                             300%             0.65%

SCUDDER FUNDS TRUST
   Scudder Short Term Bond Fund                           300%             0.83%

SCUDDER INCOME TRUST
   Scudder GNMA Fund                                      300%             3.01%

INVESTMENT TRUST
   Scudder Growth and Income Fund                         300%             4.34%
   Scudder Large Company Growth Fund                      300%             0.40%
   Scudder Small Company Stock Fund                       300%             0.15%
   Scudder Capital Growth Fund                            300%             1.04%

SCUDDER PORTFOLIO TRUST
   Scudder Income Fund                                    300%             0.74%

SCUDDER MUTUAL FUNDS, INC.
   Scudder Gold and Precious Metals Fund                 D 400%            0.48%

SCUDDER U.S. TREASURY MONEY FUND                          300%             0.18%

SCUDDER SECURITIES TRUST
   Scudder Development Fund                               300%             0.19%
   Scudder Health Care Fund                               300%             0.20%
   Scudder Small Company Value Fund                       300%             0.31%

SCUDDER TAX FREE MONEY FUND                               300%             0.19%

SCUDDER MONEY MARKET TRUST
   Scudder Money Market Series                            300%             8.33%

                                                       DESIGNATED
                                                      BORROWERS* &
                                                     BORROWER ASSET
BORROWER NAME                                        COVERAGE RATIO     ALLOCATION
-------------                                        --------------     ----------
SCUDDER PATHWAY SERIES
   Pathway Moderate Portfolio                            D 500%            0.21%
   Pathway Conservative Portfolio                        D 500%            0.10%
   Pathway Growth Portfolio                              D 500%            0.20%
   Pathway Growth Plus Portfolio                         D 500%            0.01%

SCUDDER VARIABLE SERIES I
   Balanced Portfolio                                     300%             0.11%
   Bond Portfolio                                         300%             0.15%
   Capital Growth Portfolio                               300%             0.60%
   Global Discovery Portfolio                             300%             0.21%
   Growth and Income Portfolio                            300%             0.17%
   International Portfolio                                300%             0.47%
   Money Market Portfolio                                 300%             0.05%
   21st Century Growth Portfolio                          300%             0.05%
   Health Sciences Portfolio                              300%             0.11%

SCUDDER MUNICIPAL TRUST
   Scudder Managed Municipal Bond Fund                    300%             3.81%
   Scudder High Yield Tax Free Fund                       300%             0.68%

GLOBAL/INTERNATIONAL FUND, INC.
   Scudder Emerging Markets Income Fund                  D 400%            0.16%
   Scudder Global Fund                                    300%             0.69%
   Scudder Global Bond Fund                               300%             0.16%
   Scudder Global Discovery Fund                          300%             0.47%

SCUDDER STATE TAX FREE TRUST
   Scudder Massachusetts Tax Free Fund                    300%             0.43%

SCUDDER TAX FREE TRUST
   Scudder Intermediate Tax/AMT Free Fund                 300%             0.74%

VALUE EQUITY TRUST
   Scudder Select 500 Fund                                300%             0.09%
   Scudder Tax Advantaged Dividend Fund                   300%             0.13%

                                                       DESIGNATED
                                                      BORROWERS* &
                                                     BORROWER ASSET
BORROWER NAME                                        COVERAGE RATIO     ALLOCATION
-------------                                        --------------     ----------
SCUDDER INTERNATIONAL FUND, INC.
   Scudder Emerging Markets Fund (formerly               D 400%            0.14%
Scudder Emerging Markets Growth Fund)
   Scudder Greater Europe Fund (formerly Scudder          300%             0.32%
Greater Europe Growth Fund)
   Scudder International Fund                             300%             1.43%
   Scudder Latin America Fund                            D 400%            0.34%
   Scudder Pacific Opportunities Fund                    D 400%            0.09%

THE BRAZIL FUND, INC.                                   D 2000%            0.48%

THE KOREA FUND, INC.                                    D 2000%            0.98%

SCUDDER NEW ASIA FUND, INC.                             D 2000%            0.12%

SCUDDER GLOBAL HIGH INCOME FUND, INC.                     300%             0.07%

SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.               300%             0.34%

CASH ACCOUNT TRUST
   Money Market Portfolio                                 300%             3.39%
   Government & Agency Securities Portfolio               300%             1.63%
   Tax-Exempt Portfolio                                   300%             0.84%

CASH EQUIVALENT FUND
   Money Market Portfolio                                 300%             0.05%
   Government & Agency Securities Portfolio               300%             0.02%
   Tax-Exempt Portfolio                                   300%             0.10%

INVESTORS CASH TRUST
   Government & Agency Securities Portfolio               300%             0.40%
   Treasury Portfolio                                     300%             0.04%

                                                       DESIGNATED
                                                      BORROWERS* &
                                                     BORROWER ASSET
BORROWER NAME                                        COVERAGE RATIO     ALLOCATION
-------------                                        --------------     ----------
INVESTORS MUNICIPAL CASH FUND
   Investors Florida Municipal Cash Fund                  300%             0.01%
   Investors New Jersey Municipal Cash Fund               300%             0.01%
   Investors Michigan Municipal Cash Fund                 300%             0.01%
   Investors Pennsylvania Municipal Cash Fund             300%             0.01%
   Tax-Exempt New York Money Market Fund                  300%             0.01%

SCUDDER AGGRESSIVE GROWTH FUND                            300%             0.10%

SCUDDER BLUE CHIP FUND                                    300%             0.55%

SCUDDER HIGH INCOME SERIES
   Scudder High Income Fund                               300%             2.14%

SCUDDER PORTFOLIOS
   Scudder Cash Reserves Fund                             300%             0.23%

SCUDDER STATE TAX-FREE INCOME SERIES
   Scudder CA Tax-Free Income Fund                        300%             0.80%
   Scudder NY Tax-Free Income Fund                        300%             0.31%

SCUDDER STRATEGIC INCOME FUND                             300%             0.35%

SCUDDER TECHNOLOGY FUND                                 D 1000%            1.39%

SCUDDER TOTAL RETURN FUND                                 300%             1.59%

SCUDDER U.S. GOVERNMENT SECURITIES FUND                   300%             2.58%

SCUDDER FOCUS VALUE PLUS GROWTH FUND                      300%             0.07%

TAX-EXEMPT CA MONEY MARKET FUND                           300%             0.10%

SCUDDER MONEY FUNDS
   Scudder Money Market Fund                              300%             2.80%
   Scudder Government & Agency Money Fund                 300%             0.33%
   Scudder Tax-Exempt Money Fund                          300%             0.51%

                                                       DESIGNATED
                                                      BORROWERS* &
                                                     BORROWER ASSET
BORROWER NAME                                        COVERAGE RATIO     ALLOCATION
-------------                                        --------------     ----------
SCUDDER YIELDWISE FUNDS
   Scudder YieldWise Money Fund                           300%             0.27%
   Scudder YieldWise Government & Agency Money            300%             0.08%
      Fund
   Scudder YieldWise Municipal Money Fund                 300%             0.14%

SCUDDER EQUITY TRUST
   Scudder-Dreman Financial Services Fund                 300%             0.10%

SCUDDER INVESTORS TRUST
   Scudder S&P 500 Stock Fund                             300%             0.11%

SCUDDER TARGET EQUITY FUND
   Scudder Target 2010 Fund                               300%             0.05%
   Scudder Target 2011 Fund                               300%             0.09%
   Scudder Target 2012 Fund                               300%             0.07%
   Scudder Target 2013 Fund                               300%             0.05%
   Scudder Target 2014 Fund (formerly Scudder             300%             0.05%
Retirement Fund - Series V)
   Scudder Retirement Fund - Series VI                    300%             0.03%
   Scudder Retirement Fund - Series VII                   300%             0.02%

SCUDDER VALUE SERIES, INC.
   Scudder Large Cap Value Fund                           300%             1.87%
   Scudder-Dreman High Return Equity Fund                 300%             5.03%
   Scudder-Dreman Small Cap Value Fund                    300%             0.71%

                                                       DESIGNATED
                                                      BORROWERS* &
                                                     BORROWER ASSET
BORROWER NAME                                        COVERAGE RATIO     ALLOCATION
-------------                                        --------------     ----------

SCUDDER VARIABLE SERIES II
   Scudder Aggressive Growth Portfolio                    300%             0.05%
   Scudder Blue Chip Portfolio                            300%             0.26%
   Scudder Large Cap Value Portfolio (formerly            300%             0.26%
Scudder Large Cap Contrarian Portfolio)
   Scudder Global Blue Chip Portfolio                     300%             0.06%
   Scudder Government and Agency Securities               300%             0.28%
Portfolio
   Scudder Growth Portfolio                               300%             0.26%
   Scudder High Income Portfolio                          300%             0.38%
   Scudder International Select Equity Portfolio          300%             0.18%
   Scudder Fixed Income Portfolio                         300%             0.24%
   Scudder Money Market Portfolio                         300%             0.26%
   Scudder Small Cap Growth Portfolio                     300%             0.20%
   Scudder Strategic Income Portfolio                     300%             0.07%
   Scudder Technology Growth Portfolio                  D 2000%            0.20%
   Scudder Total Return Portfolio                         300%             0.55%
   SVS Index 500 Portfolio                                300%             0.33%
   SVS Dreman Financial Services Portfolio                300%             0.14%
   SVS Dreman High Return Equity Portfolio                300%             0.71%
   SVS Dreman Small Cap Value Portfolio                   300%             0.45%
   SVS Janus Growth Opportunities Portfolio               300%             0.12%
   SVS MFS Strategic Value Portfolio                      300%             0.04%
   SVS INVESCO Dynamic Growth Portfolio                   300%             0.03%
   SVS Turner Mid Cap Growth Portfolio                    300%             0.12%
   SVS Oak Strategic Equity Portfolio                     300%             0.08%
   SVS Davis Venture Value Portfolio                      300%             0.28%
   SVS Eagle Focused Large Cap Growth Portfolio           300%             0.10%
   SVS Janus Growth and Income Portfolio                  300%             0.18%
   SVS Focus Value+Growth Portfolio                       300%             0.10%
   Scudder Conservative Income Strategy Portfolio         300%             0.01%
   Scudder Growth and Income Strategy Portfolio           300%             0.02%
   Scudder Growth Strategy Portfolio                      300%             0.03%
   Scudder Income and Growth Strategy Portfolio           300%             0.01%
   Templeton Foreign Value Portfolio                      300%             0.01%
   Mercury Large Cap Core Portfolio                       300%             0.01%

SCUDDER MUNICIPAL INCOME TRUST                            300%             0.41%

SCUDDER INTERMEDIATE GOVERNMENT & AGENCY TRUST            300%             0.21%

                                                       DESIGNATED
                                                      BORROWERS* &
                                                     BORROWER ASSET
BORROWER NAME                                        COVERAGE RATIO     ALLOCATION
-------------                                        --------------     ----------
SCUDDER STRATEGIC MUNICIPAL INCOME TRUST                  300%             0.11%

SCUDDER MG INVESTMENTS TRUST
   Scudder Fixed Income Fund                            D 1000%            0.92%
   Scudder Short Duration Fund                            300%             0.16%
   Scudder Short Term Municipal Bond Fund                 300%             0.71%
   Scudder Micro Cap Fund                                 300%             0.09%
   Scudder International Select Equity Fund               300%             0.89%

SCUDDER ADVISOR FUNDS III
   Scudder Lifecycle Long Fund (former "feeder"           300%             0.67%
to Scudder Asset Management Portfolio)

SCUDDER CASH MANAGEMENT PORTFOLIO                       D 2000%            8.51%

SCUDDER EQUITY 500 INDEX PORTFOLIO                        300%             2.74%

SCUDDER INTERNATIONAL EQUITY PORTFOLIO                    300%             0.30%

SCUDDER TREASURY MONEY PORTFOLIO                        D 2000%            0.45%

SCUDDER INVESTMENTS VIT FUNDS
   Scudder Small Cap Index Fund                           300%             0.38%
   Scudder EAFE Index Fund                                300%             0.15%
   Scudder Equity 500 Index Fund                          300%             0.69%
   Scudder Real Estate Securities Portfolio              D 500%            0.03%

SCUDDER INVESTMENT PORTFOLIOS
   EAFE Equity Index Portfolio                            300%             0.24%
   PreservationPlus Income Portfolio                      300%             1.28%
   US Bond Index Portfolio                                300%             0.14%

                                                       DESIGNATED
                                                      BORROWERS* &
                                                     BORROWER ASSET
BORROWER NAME                                        COVERAGE RATIO     ALLOCATION
-------------                                        --------------     ----------
SCUDDER ADVISOR FUNDS
   Lifecycle Mid Fund (former "feeder" to                 300%             0.04%
Scudder Asset Management Portfolio II)
   Lifecycle Short Fund (former "feeder" to               300%             0.02%
Scudder Asset Management Portfolio III)
   Scudder Mid Cap Fund                                   300%             0.80%
   NY Tax Free Money Fund Investment                    D 2000%            0.10%
   Scudder Small Cap Fund                                 300%             0.48%
   Tax Free Money Fund Investment                       D 2000%            0.11%

SCUDDER INSTITUTIONAL FUNDS
   Daily Assets Fund Institutional                      D 1000%            2.66%
   Scudder Commodity Securities Fund                      300%             0.01%

SCUDDER FLAG INVESTORS COMMUNICATIONS FUND, INC.        D 1000%            0.30%

SCUDDER FLAG INVESTORS VALUE BUILDER FUND, INC.         D 1000%            0.55%

SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND, INC.       D 1000%            0.25%

CASH RESERVE FUND, INC.
   Prime Series                                         D 1000%            2.23%
   Treasury Series                                      D 1000%            0.39%
   Tax-free Series                                      D 1000%            0.77%

SCUDDER INVESTORS FUNDS, INC.
   Japanese Equity Fund                                   300%             0.08%

SCUDDER RREEF SECURITIES TRUST
    RREEF Real Estate Securities Fund                    D 500%            1.03%

SCUDDER RREEF REAL ESTATE FUND, INC.                     D 500%            0.34%

SCUDDER RREEF REAL ESTATE FUND II, INC.                  D 500%            0.62%

                                   SCHEDULE II

                          COMMITMENTS, ADDRESSES, ETC.


                                                                  AMOUNT OF
                                             AMOUNT OF            SWING LINE
NAME AND ADDRESS OF LENDER                   COMMITMENT           COMMITMENT
--------------------------                   ----------           ----------
JPMORGAN CHASE BANK                          $100,000,000         $0
270 Park Avenue, 15th Floor
New York, New York 10017
Attn: Marybeth Mullen
Tel:  212-270-5049
Fax:  212-270-0670
Email: marybeth.mullen@jpmorgan.com

STATE STREET BANK AND TRUST CO.              $125,000,000         $125,000,000
Lafayette Corporate Center
Boston, MA  02211
Attn: John T. Daley
Tel:  617-662-2312
Fax:  617-662-2325
Email: jtdaley@statestreet.com

CALYON NEW YORK BRANCH                       $100,000,000         $0
1301 Avenue of The Americas
New York, NY  10019-6022
Attn: Sebastian Rocco
Tel:  212-261-7360
Fax:  212-261-3438
Email: rocco@clamericas.com

LLOYDS TSB BANK PLC                          $100,000,000         $0
1251 Avenue of The Americas, 39th Floor
New York, NY  10020
Attn: Matthew Tuck
Tel:  212-930-8967
Fax:  212-930-5098
Email: mtuck@lloydstsb-usa.com

BANK OF AMERICA, N.A.                        $70,000,000          $0
100 Federal Street
Boston, MA  02110
Attn: Lawrence C. Bigelow
Tel:  617-434-8868
Fax:  617-434-1096
Email: lcbigelow@bkb.com

                                                                  AMOUNT OF
                                             AMOUNT OF            SWING LINE
NAME AND ADDRESS OF LENDER                   COMMITMENT           COMMITMENT
--------------------------                   ----------           ----------
CITIBANK, N.A.                               $70,000,000          $0
388 Greenwich Street, 22nd Floor
New York, NY  10013
Attn: Yoko Otani
Tel:  212-816-3885
Fax:  212-793-5904
Email:  yoko.otani@citigroup.com

HSBC BANK USA, NATIONAL ASSOCIATION          $70,000,000          $0
452 Fifth Avenue, Fifth Floor
New York, NY  10017
Attn: Scott H. Buitekant
Tel:  212-525-2571
Fax:  212-525-2479
Email:  scott.h.buitekant@us.hsbc.com

SOCIETE GENERALE NEW YORK BRANCH             $70,000,000          $0
1221 6th Ave, 11th Floor
New York, NY  10020
Attn: Dabney Treacy
Tel:  212-278-7174
Fax:  212-278-7569
Email:  dabney.treacy@us.socgen.com

BANK OF MONTREAL                             $60,000,000          $0
115 South LaSalle Street, 12th Floor
Chicago, IL  60603
Attn: Joseph W. Linder
Tel:  312-750-3784
Fax:  312-750-6057
Email:  joseph.linder@bmo.com

THE ROYAL BANK OF SCOTLAND PLC               $60,000,000          $0
101 Park Avenue
New York, NY  10178
Attn: Diane Ferguson
Tel:  212-401-3737
Fax:  212-401-3456
Email:  diane.ferguson@rbos.com

                                                                  AMOUNT OF
                                             AMOUNT OF            SWING LINE
NAME AND ADDRESS OF LENDER                   COMMITMENT           COMMITMENT
--------------------------                   ----------           ----------
BNP PARIBAS                                  $50,000,000          $0
787 Seventh Avenue
New York, NY  10019
Attn: Barry K. Chung
Tel:  212-841-2989
Fax:  212-841-2533
Email: barry.chung@americas.
       bnpparibas.com

AUSTRALIA AND NEW ZEALAND BANKING GROUP      $45,000,000          $0
LIMITED
1177 Avenue of the Americas, 6th Floor
New York, NY 10036
Attn: Eileen Murphy
Tel:  (212) 801-9734
Fax:  (212) 556-4833
Email: murphye@anz.com

MELLON BANK N.A.                             $45,000,000          $0
One Mellon Center
500 Grant Street
Pittsburgh, PA  15258-0001
Attn: Bart A. Rauluk
Tel:  412-234-4371
Fax:  412-236-2650
Email: rauluk.ba@mellon.com

NATIONAL AUSTRALIA BANK LTD.                 $45,000,000          $0
200 Park Avenue, 34th Floor
New York, NY 10166
Attention: Richard Reilly
Telephone: (212) 916-9620
Facsimile: (212) 986-5252
E-mail: rreilly@nabny.com

NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW    $45,000,000          $0
YORK BRANCH
1114 Avenue of the Americas
New York, NY  10036
Attn: Rebecca Rahe
Tel:  212-812-6871
Fax:  212-812-6860
Email: rebecca.rahe@nordlb.com

                                                                  AMOUNT OF
                                             AMOUNT OF            SWING LINE
NAME AND ADDRESS OF LENDER                   COMMITMENT           COMMITMENT
--------------------------                   ----------           ----------
SVENSKA HANDELSBANKEN                        $45,000,000          $0
875 Third Avenue
New York, NY  10022-7218
Attn: H.N. Bacon
Tel:  212-326-2726
Fax:  212-326-5151
Email: neba01@handelsbanken.se

                                    EXHIBIT A

                            ORIGINAL CREDIT AGREEMENT


     Incorporated herein by reference to Exhibit (b)(1) of the Schedule TO filed by The Korea Fund, Inc. on January 23, 2004.